                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check Appropriate Box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting    Material   Pursuant   to   Exchange   Act   Rule   14a-11
         or 14a-12

                                       SJNB FINANCIAL CORP.
- - - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       SJNB FINANCIAL CORP.
- - - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a(1)(1), 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which the transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

    PROXY STATEMENT 1995

                                     [PASTE-UP SJNB LOGO HERE]

                                    FINANCIAL CORP.

                                         NOTICE OF
                               ANNUAL MEETING OF SHAREHOLDERS

                                -------------------------------

                                        MAY 24, 1995

                              SJNB FINANCIAL CORP.

                                                                  April 15, 1995

Dear Shareholder:

    You are cordially invited to attend the 1995 Annual Meeting of Shareholders of SJNB Financial Corp. to be held on May 24, 1995 at 10:00 a.m., at The Fairmont Hotel, Club Regent Room, 170 South Market Street, San Jose, California.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED.

Sincerely yours,

Robert A. Archer
CHAIRMAN OF THE BOARD
James R. Kenny
PRESIDENT & CHIEF EXECUTIVE OFFICER

                              SJNB FINANCIAL CORP.
                            ONE NORTH MARKET STREET
                           SAN JOSE, CALIFORNIA 95113
                                 (408) 947-7562

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 24, 1995

To the Shareholders of SJNB Financial Corp.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of SJNB Financial Corp. will be held at The Fairmont Hotel, Club Regent Room, 170 South Market Street, San Jose, California on May 24, 1995 at 10:00 a.m., for the following purposes:

        1.  Electing directors to serve for the ensuing year.

        2. Approving the amendment increasing the number of shares available for options in the SJNB Financial Corp. 1992 Employee Stock Option Plan.

        3. Approving the amendment increasing the number of shares available for options in the SJNB Financial Corp. 1992 Director Stock Option Plan.

        4. Ratifying the selection of KPMG Peat Marwick as the Corporation's independent public accountants for the year ending December 31, 1995.

        5. Acting upon such other business as may properly come before the meeting and any adjournments thereof.

    Nominees for directors are listed in the enclosed proxy statement.

    The close of business on April 10, 1995 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting or adjournments thereof.

    Whether or not you plan to attend the meeting, YOU MAY VOTE BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD PROMPTLY. You may revoke your proxy at any time prior to the time it is voted.

By Order of the Board of Directors,

Robert A. Archer
CHAIRMAN OF THE BOARD

April 15, 1995
(Approximate mailing date of proxy materials)
James R. Kenny
PRESIDENT & CHIEF EXECUTIVE OFFICER

                       PLACE AND TIME OF ANNUAL MEETING:

                               The Fairmont Hotel
                                Club Regent Room
                            170 South Market Street
                              San Jose, California
                            May 24, 1995  10:00 a.m.

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
INTRODUCTION...............................................................................................           1
PURPOSE OF THE MEETING.....................................................................................           1
GENERAL PROXY STATEMENT INFORMATION........................................................................           2
  Revocability of Proxies..................................................................................           2
  Solicitation of Proxies..................................................................................           2
  Outstanding Securities and Voting Rights.................................................................           2
  Principal Shareholders...................................................................................           3
  Proposals of Shareholders................................................................................           3
ELECTION OF DIRECTORS......................................................................................           3
  Nominees to the Board of Directors.......................................................................           3
  Nominations for Directors................................................................................           4
  Certain Committees of the Board of Directors.............................................................           5
  Meetings of the Board of Directors.......................................................................           5
  Executive Officers.......................................................................................           6
  Security Ownership of Management.........................................................................           7
  Executive Compensation and Transactions with Directors and Officers......................................           9
COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.......................................          10
INCREASING THE NUMBER OF SHARES FOR WHICH OPTIONS MAY BE GRANTED UNDER THE SJNB FINANCIAL CORP. 1992
 EMPLOYEE STOCK OPTION PLAN................................................................................          11
INCREASING THE NUMBER OF SHARES FOR WHICH OPTIONS MAY BE GRANTED UNDER THE SJNB FINANCIAL CORP. 1992
 DIRECTOR STOCK OPTION PLAN................................................................................          15
INDEPENDENT PUBLIC ACCOUNTANTS.............................................................................          18
OTHER BUSINESS.............................................................................................          18

                                PROXY STATEMENT
                                       OF
                              SJNB FINANCIAL CORP.
                            ONE NORTH MARKET STREET
                           SAN JOSE, CALIFORNIA 95113
                                 (408) 947-7562

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 24, 1995

                                  INTRODUCTION

    These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of SJNB Financial Corp. ("Corporation"), a California corporation, for use at the Annual Meeting of Shareholders to be held on May 24, 1995 at 10:00 a.m. at The Fairmont Hotel, Club Regent Room, 170 South Market Street, San Jose, California, and any adjournment thereof. These proxy materials were mailed to shareholders on or about April 15, 1995.

                             PURPOSE OF THE MEETING

    The meeting is to be held for the purposes of:

        1. Electing fifteen (15) directors (the entire Board of Directors) to serve until the next annual meeting of shareholders and until their successors are elected and have qualified.

        2. Approving the amendment increasing the number of shares available for options in the SJNB Financial Corp. 1992 Employee Stock Option Plan.

        3. Approving the amendment increasing the number of shares available for options in the SJNB Financial Corp. 1992 Director Stock Option Plan.

        4. Ratifying the selection of KPMG Peat Marwick as the Corporation's independent public accountants for the year ending December 31, 1995.

        5. Acting upon such other business as may properly come before the meeting and any adjournments thereof.

              The date of this Proxy Statement is April 15, 1995.

                      GENERAL PROXY STATEMENT INFORMATION

REVOCABILITY OF PROXIES

    Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is exercised by filing with the Corporation's Secretary, James R. Kenny, a written notice of revocation or by presenting at the meeting a duly executed proxy bearing a later date. A shareholder may also revoke the proxy by attending the meeting and electing to vote in person, before any vote is taken.

SOLICITATION OF PROXIES

    This proxy solicitation is made by the Board of Directors of the Corporation and the cost of the solicitation is being borne by the Corporation. Solicitation is being made by this Proxy Statement and may also be made by employees of the Corporation who may communicate with shareholders or their representatives in person, by telephone or by additional mailings in connection with proxies. While there are no present plans to do so, the Corporation may utilize the services of non-employees in connection with the solicitation of proxies if management determines that this is appropriate.

OUTSTANDING SECURITIES AND VOTING RIGHTS

    The Corporation has one class of securities issued and outstanding, consisting of 2,365,543 shares of common stock, no par value. Such shares are held by approximately 1,600 shareholders. All of the shares are voting shares and entitled to vote at the annual meeting.

    Only those shareholders of record of the Corporation's common stock as of the record date, April 10, 1995, will be entitled to notice of and to vote in person or by proxy at the meeting or any adjournment thereof, unless a new record date is set for an adjourned meeting.

    Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections for directors, California law provides that a shareholder, or his or her proxy, may cumulate his or her votes, that is, each shareholder has a number of votes equal to the number of shares owned by him or her, multiplied by the number of directors to be elected. A shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate his or her votes. See "Nominations for Directors" herein. If any one shareholder has given such notice, all shareholders may cumulate their votes for the candidates in nomination. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes represented by shares for which they are named proxy.

    In the election of directors, the fifteen (15) candidates receiving the highest number of votes will be elected. Approval of the amendment to the SJNB Financial Corp. 1992 Employee Stock Option Plan requires the affirmative vote of the majority of the outstanding shares. Approval of the amendment to the SJNB Financial Corp. 1992 Director Stock Option Plan and ratification of the selection of KPMG Peat Marwick as the Corporation's independent public accountants require the affirmative vote of a majority of the shares represented at the meeting.

    If a shareholder withholds authority to vote for directors on the enclosed proxy, or attends the meeting, elects to vote in person, but abstains from voting in the election of directors, that shareholder's shares will not be counted in determining the candidates receiving the highest number of votes. For shares present at the meeting in person or by proxy, an abstention in the votes with respect to the amendments of the stock options plans and the ratification of the independent public accountant is treated the same as a vote against those matters. For shares held in street name, if the beneficial holder does not indicate to the record holder how to vote the shares, the record holder will not return its proxy with respect to such shares and such shares will not be considered in determining if a quorum is present at the meeting and will not be voted at the meeting.

    If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as specified in the proxy. If no specification is made on an executed proxy, it will be voted FOR the election of directors nominated by the Board, FOR both amendments of the stock option plans and FOR the ratification of KPMG Peat Marwick as the Corporation's independent public accountants.

    Management of the Corporation is not aware of any other matters to come before the meeting, and recommends that the shareholders vote FOR the election of the directors nominated by the Board, FOR both amendments of the stock option plans and FOR the ratification of the selection of KPMG Peat Marwick as the Corporation's independent public accountants.

PRINCIPAL SHAREHOLDERS

    Management knows of no person who is the beneficial owner of more than 5% of the Corporation's outstanding shares.

PROPOSALS OF SHAREHOLDERS

    Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. For any such proposal to be included in the proxy statement prepared for next year's annual meeting, the shareholder must submit the proposal prior to December 18, 1995, in a form that complies with applicable regulations.

                             ELECTION OF DIRECTORS

NOMINEES TO THE BOARD OF DIRECTORS

    Each of the directors is to be elected to serve for the ensuing year and until his or her successor is elected and has qualified. The nominees for director as proposed by the Board are as follows:

                              FIRST ELECTED                                     PRINCIPAL OCCUPATION
            NAME              A DIRECTOR(1)      AGE                         DURING THE PAST FIVE YEARS
- - - ----------------------------  -------------      ---      ----------------------------------------------------------------
Ray Akamine                          1994            49   Vice President of  Finance for Mariani  Packing Company, a  food processing  company located in San  Jose, California, from June
                                                           1984 to the present.
Robert A. Archer                     1982            61   Chairman of the Board of  Directors of the Corporation and  SJNB
                                                           since  1993.  President and  a  principal stockholder  of Coast
                                                           Counties Truck  and  Equipment  Company,  a  heavy  duty  truck dealership and service facility in San Jose, which he has owned and operated for more than 30 years.
Albert V. Bruno                      1994            50   Professor  of Marketing  of Santa  Clara University  where he is also Associate Dean of  the Leavey School  of Business. He  has
                                                           been  at Santa  Clara University since  1971 and  has served as chairman of the Marketing Department and Acting Dean.
William H. Curtis                    1986            59   Sole owner  of CRI  Properties,  a San  Jose based  real  estate development company, which he founded in 1979.
Rod Diridon                          1994            54   Executive  Director of  the International  Institute for Surface
                                                           Transportation Policy Studies at the College of Business at San
                                                           Jose State University since 1995. Prior to that, served as  the
                                                           Supervisor of the 4th District of the County of Santa Clara, to
                                                           which he was elected in 1974.
Dominic A. Fanelli, Sr.              1986            71   Real estate investment and property management.

                              FIRST ELECTED
                                    A                                           PRINCIPAL OCCUPATION
            NAME              DIRECTOR (1)       AGE                         DURING THE PAST FIVE YEARS
- - - ----------------------------  -------------      ---      ----------------------------------------------------------------
Jack G. Fischer                      1982            67   President  of  Darling &  Fischer, Inc.  with mortuaries  in San
                                                           Jose, Campbell and Los Gatos,  which he has owned and  operated since 1955; President of Los Gatos Memorial Park.
F. Jack Gorry                        1988            61   Private  consultant  since  September  1992;  previously  he was
                                                           President, Chief Executive Officer, director and founder of CXR
                                                           Corp., a telecommunications company.
James R. Kenny                       1991            50   President,  Chief  Executive  Officer   and  Secretary  of   the
                                                           Corporation  and San  Jose National Bank  since September 1991;
                                                           previously he  was a  director, President  and Chief  Operating
                                                           Officer  of  Pacific  Western  Bancshares  and  its  subsidiary
                                                           Pacific Western Bank.
Arthur K. Lund                       1982            61   A practicing attorney at law and a member of Rosenblum, Parish &
                                                           Isaacs in San Jose. Mr. Lund was previously the Chairman of the
                                                           Board from 1983 through 1992.
Louis Oneal                          1982            62   A practicing attorney at law and a member of Oneal and Oneal  in
                                                           San Jose.
Diane P. Rubino                      1987            46   President  of  Hill View  Packing  Company since  1993. Previous partner of Valley View Packing since 1977.
Douglas L. Shen                      1994            56   A self employed dentist since 1966. His office is located in San
                                                           Jose, California.
Gary S. Vandeweghe                   1982            56   A practicing attorney at law, specializing in tax law; a  member of  Rankin, Luckhardt, Vandeweghe, Landess  & Lahde in San Jose
                                                           for over twelve years.
John W. Weinhardt                    1986            63   President of San Jose Water Company for over 17 years.

- - - ------------------------
(1) Includes service as a director of San Jose National Bank prior to the organization of SJNB Financial Corp. Directors Akamine, Bruno, Diridon and Shen were directors of Business Bancorp and California Business Bank prior to the merger.

    The enclosed proxy will be voted in favor of the election of the above-named nominees as directors, unless authority to vote for directors is withheld. If any of the nominees should be unable or decline to serve, which is not anticipated, discretionary authority is reserved for the proxy holders to vote for a substitute, to be designated by the present Board of Directors. In the event that additional persons are nominated as directors, the proxy holders intend to vote all the proxies received by them in such manner in accordance with cumulative voting as will assure the election of as many of the nominees listed above as possible and, in that event, the specific nominees to be voted for will be determined by the proxy holders.

NOMINATIONS FOR DIRECTORS

    The Corporation's Bylaws provide that nominations for directors may be made by shareholders, provided that certain informational requirements concerning the identities of the nominating shareholder and the nominee are complied with in advance of the meeting. This provision is intended to provide advance notice to management of any attempt to effect an election contest or a change in control of the Board of Directors. Specifically, the Bylaws provide that nominations for directors, other than those made by or on behalf of existing management, must be made in writing and mailed or delivered to the President of the Corporation, not less than 14 nor more than 50 days prior to any meeting of shareholders called for the election of directors, except that if less than 21 days' notice of the meeting is given, such nomination must be mailed or delivered to the President by the close of business on the 7th day following the date on which the notice was mailed. The written nomination must include the following information, to the extent known by the nominating shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of common stock of the Corporation that will be voted for each proposed nominee; (d) the name and residence address of the nominating shareholder; and (e) the number of shares of common stock of the Corporation owned by the nominating shareholder.

    The Bylaws provide that nominations not made in accordance with the above procedure may, in his discretion, be disregarded by the Chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee.

CERTAIN COMMITTEES OF THE BOARD OF DIRECTORS

    The Boards of Directors of the Corporation and its subsidiary, San Jose National Bank ("the Bank"), have standing Audit, Compensation and Loan and Investment Committees. The Audit Committee of the Corporation and the Bank is chaired by Diane P. Rubino and the members are Ray Akamine, Rod Diridon, Dominic
A. Fanelli, Sr., F. Jack Gorry, and John W. Weinhardt. The Audit Committee met three times in 1994 for the purpose of reviewing the scope of and planning for the annual audit, and reviewing the results of internal operations audits of the Bank and the Bank's compliance with consumer laws, regulatory agency reports and securities reports.

    The Compensation Committee is chaired by John W. Weinhardt and the members are Robert A. Archer, Jack G. Fischer, F. Jack Gorry, Douglas L. Shen, and Gary
S. Vandeweghe. The Compensation Committee met three times in 1994 for the purpose of setting compensation levels of senior officers and directors, review and approval of bonus plans and payments, and review and approval of employee benefit plans, including stock option, insurance and retirement plans. In addition, it reviews and approves the Corporation's Compensation Policy.

    The Loan and Investment Committee is chaired by Dominic A. Fanelli, Sr., and the members are Ray Akamine, Robert A. Archer, William H. Curtis, James R. Kenny, Arthur K. Lund, Louis Oneal and Douglas L. Shen. The Loan and Investment Committee met twelve times in 1994. It is responsible for reviewing the Corporation's and the Bank's loan and investment policy, approval of loans which are greater than $1.5 million, review of the allowance for loan losses, and the review of criticized and nonperforming loans.

MEETINGS OF THE BOARD OF DIRECTORS

    The Corporation's Board of Directors held a total of 11 meetings in 1994, including regular and special meetings. The Board of Directors of the Bank held a total of 11 meetings in 1994, including regular and special meetings. No nominee for director of the Corporation, while serving as a director, attended fewer than 75% of the total number of meetings of the Boards and of the committees of which he or she was a member, except for Mr. Diridon and Mr. Vandeweghe.

EXECUTIVE OFFICERS

    The following are the executive officers of the Corporation and certain information concerning each of them:

                                                                                  PRINCIPAL OCCUPATION
              NAME AND POSITION(S)                     AGE                     DURING THE PAST FIVE YEARS
- - - -------------------------------------------------      ---      --------------------------------------------------------
James R. Kenny                                             50   See description under Nominees to Board of Directors.
 President, Chief Executive Officer,
 Secretary and Director of the Corporation
 and the Bank.
Eugene E. Blakeslee                                        49   Executive  Vice President and Chief Financial Officer of
 Executive Vice President and                                    the Corporation  and  the Bank  since  September  1991;
 Chief Financial Officer of the                                  previously  Vice  President/ Development  of California
 Corporation and the Bank.                                       Real Estate Management Corp., a property management and
                                                                 real  estate  development  firm;  prior  to  1991   was
                                                                 Executive Vice President and Chief Financial Officer of
                                                                 Pacific  Western Bancshares and its subsidiary, Pacific
                                                                 Western Bank.
Frederic H. Charpiot                                       48   Senior Vice President  of the Bank  since October  1991;
 Senior Vice President and Chief Credit                          prior thereto was Vice President of the Bank.
 Officer of the Bank.
Judith Doering-Nielsen                                     49   Senior  Vice President and Senior Lending Officer of the
 Senior Vice President and Senior                                Bank since October 1991; previously Vice President  and
 Lending Officer of the Bank.                                    Senior Credit Officer of First National Bank of Central
                                                                 California (formerly Pajaro Valley Bank); prior thereto
                                                                 Senior  Vice President and Manager of Corporate Funding
                                                                 Group of  Pacific  Western  Bank from  August  1989  to
                                                                 October 1991.
Robert T. Remedios                                         55   Senior  Vice  President and  Cashier  of the  Bank since
 Senior Vice President and Cashier                               October   1991;   prior   thereto   was   Senior   Vice
 of the Bank.                                                    President/Operations at Pacific Western Bank.
Margo A. Culcasi                                           48   Senior  Vice President of the  Bank since February 1992;
 Senior Vice President of the Bank.                              prior thereto was  Senior Vice  President at  Cupertino
                                                                 National  Bank since 1990; and prior thereto was Senior
                                                                 Vice President at Pacific Western Bank since 1978.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth the number of the Corporation's common shares beneficially owned as of December 31, 1994, by each director of the Corporation, each executive officer named in the Summary Compensation Table and by the directors and executive officers of the Corporation and its subsidiary as a group:

                                                                                   PERCENT OF
                                                                                   OUTSTANDING
                                       POSITIONS WITH THE      NUMBER OF SHARES      COMMON
                                          CORPORATION         BENEFICIALLY OWNED    STOCK (1)
                                    ------------------------  ------------------   -----------
Ray Akamine                                 Director              9,477                 *
Robert A. Archer                     Chairman of the Board       50,031(2)(3)         1.94%
Albert Bruno                                Director             15,165               *
William H. Curtis                           Director             12,317(4)            *
Rod Diridon                                 Director                699               *
Dominic A. Fanelli, Sr.                     Director             12,727(5)            *
Jack G. Fischer                             Director             19,472(6)            *
F. Jack Gorry                               Director              9,248(7)            *
James R. Kenny                          President, Chief         90,817(8)            3.59%
                                       Executive Officer,
                                     Director and Secretary
Arthur K. Lund                              Director             78,422(9)(10)(11)    3.04%
Louis Oneal                                 Director             79,843(3)(9)         3.12%
Diane P. Rubino                             Director             12,137(7)            *
Douglas L. Shen                             Director             59,298(12)           2.34%
Gary S. Vandeweghe                          Director             33,453(3)            1.29%
John W. Weinhardt                           Director              5,420(7)            *
Eugene E. Blakeslee                      Executive Vice          44,129(13)           1.74%
                                        President, Chief
                                       Financial Officer
Frederic H. Charpiot                 Senior Vice President        8,378(14)           *
Margo A. Culcasi                     Senior Vice President        3,675(15)           *
Judith Doering-Nielsen               Senior Vice President       17,045(16)           *
Directors and Executive Officers                                565,563(18)          22.33%
 as a group (20 persons)(17)

- - - ------------------------
 *   Less than 1% of the outstanding common stock.

(1)  Based upon 2,365,543 shares outstanding as of March 30, 1995.

(2) Including 4,777 shares owned of record by a trust of which Mr. Archer is a trustee and beneficiary.

(3) Including 11,140 shares underlying presently exercisable options granted under the Corporation's Stock Option Plans.

(4) Including 4,408 shares underlying presently exercisable options granted under the Corporation's Stock Option Plans.

(5) Including 6,520 shares underlying presently exercisable options granted under the Corporation's Stock Option Plans.

(6) Including 8,140 shares underlying presently exercisable options granted under the Corporation's Stock Option Plans.

(7) Including 3,000 shares underlying presently exercisable options granted under the Corporation's Stock Option Plans.

(8) Including 40,000 shares underlying presently exercisable options granted under the Corporation's Stock Option Plans.

(9) Including 51,884 shares owned of record by a trust of which Mr. Lund and Mr. Oneal are trustees.

(10) Including 3,782 shares owned of record by a trust of which Mr. Lund is the trustee and beneficiary.

(11) Including 19,408 shares underlying presently exercisable options granted under the Corporation's Stock Option Plans.

(12) Including 30,816 shares owned of record by a trust of which Dr. Shen is a trustee and beneficiary.

(13) Including 20,000 shares underlying presently exercisable options granted under the Corporation's Stock Option Plans.

(14) Including 7,088 shares underlying presently exercisable options granted under the Corporation's Stock Option Plans.

(15) Including 3,000 shares underlying presently exercisable options granted under the Corporation's Stock Option Plans.

(16) Including 8,000 shares underlying presently exercisable options granted under the Corporation's Stock Option Plans.

(17) Including directors and executive officers of the Corporation and its subsidiary, San Jose National Bank.

(18) Including 166,984 shares underlying presently exercisable options granted under the Corporation's Stock Option Plans.

EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS AND OFFICERS

    SUMMARY COMPENSATION TABLE

    The following table sets forth the cash compensation paid to or allocated for the Chief Executive Officer of the Corporation and those other executive officers whose cash compensation exceeded $100,000 for services rendered in 1993 and 1994.

                           SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION

                                                                                                ALL OTHER
              NAME AND PRINCIPAL POSITION                  YEAR     SALARY (1)     BONUS    COMPENSATION (2)
- - - -------------------------------------------------------  ---------  -----------  ---------  -----------------
James R. Kenny                                                1994  $   150,000  $  53,350      $   4,620
 President, Chief Executive Officer and Secretary of          1993  $   150,000  $  33,000      $   4,497
 the Corporation and the Bank                                 1992  $   150,000                 $   6,058
Eugene E. Blakeslee                                           1994  $   100,000  $  38,000      $   4,620
 Executive Vice President and Chief Financial Officer         1993  $   100,000  $  25,000      $   4,497
 of the Corporation and the Bank                              1992  $   100,000                 $   3,923
Frederic H. Charpiot                                          1994  $    72,000  $  28,000      $   3,670
 Senior Vice President and Chief Credit Officer of the        1993  $    72,000  $  18,000      $   2,845
 Bank                                                         1992  $    72,000                 $   2,260
Margo A. Culcasi                                              1994  $    75,000  $  34,224      $   2,106
 Senior Vice President of the Bank
Judy Doering-Nielsen                                          1994  $    80,000  $  28,000      $   4,620
 Senior Vice President and Senior Lending Officer of          1993  $    82,000  $  20,000      $   3,894
 the Bank                                                     1992  $    81,364                 $     990

- - - ------------------------
(1) The executive officers received perquisites in addition to their salaries. The value of such perquisites did not exceed 10% of their salaries. Salary amounts include compensation deferred at the election of the executive in year earned.

(2) All other compensation consists of the Bank's contributions to vested and unvested defined contribution plans.

    STOCK OPTION PLANS

    The following is certain information concerning the options held by the executive officers named in the Summary Compensation Table at December 31, 1994 pursuant to the SJNB Financial Corp. Plan (which expired in 1992) and the 1992 Employee Stock Option Plan:

                          YEAR-END OPTION VALUE TABLE

                                       NUMBER OF SECURITIES
                                            UNDERLYING                     VALUE OF
                                       UNEXERCISED OPTIONS           UNEXERCISED OPTIONS
                                   ----------------------------  ----------------------------
                                   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                   ------------  --------------  ------------  --------------
James R. Kenny                          40,000         10,000     $  100,000     $   25,000
Eugene E. Blakeslee                     20,000          5,000     $   47,500     $   11,875
Frederic H. Charpiot                     7,176          2,824     $   19,544     $    7,006
Margo A. Culcasi                         3,000          2,000     $    5,250     $    3,500
Judith Doering-Nielsen                   8,000          2,000     $   17,000     $    4,250

    There were no options granted to or exercised by the above executive officers during 1994.

    EMPLOYMENT AGREEMENT

    Mr. Kenny is employed by the Corporation and Bank pursuant to an employment agreement providing that he will receive a base salary of $150,000 per year. In addition, Mr. Kenny is to receive 15% of an officer bonus pool, equaling 10% of pre-tax earnings, to be established if the Corporation's net earnings before extraordinary items equal or exceed 1% of average assets. The employment agreement also provides that Mr. Kenny is to receive $250,000 in term life insurance coverage. Mr. Kenny is also entitled to severance pay equal to $75,000 in the event he is involuntarily terminated for reasons other than dishonesty or malfeasance.

    COMPENSATION OF DIRECTORS

    Beginning in July of 1994, outside director compensation was changed to an annual retainer of $15,000 for Mr. Archer and $12,000 for other directors, payable on a monthly basis. In addition, Committee meeting fees were reduced to $250 per meeting. From January 1994 through June, 1994, non-officer directors of San Jose National Bank received $500 per Bank Board meeting attended plus a maximum of $300 for attendance at each meeting of standing committees of SJNB of which they are a member, except for Robert Archer. Mr. Archer, who served as Chairman of the Corporation and SJNB, was paid $750 for each Bank Board meeting attended as well as $250.00 for each committee meeting. Directors of the Corporation do not now receive additional fees for attendance at the Corporation's Board meetings.

    The Corporation has adopted the 1992 Director Stock Option Plan (the "Director Plan"), which provides for the grant of options for up to 55,000 shares of stock to directors of the Corporation. The terms of the Director Plan are discussed below at "Increasing the Number of Shares for Which Options May be Granted Under the SJNB Financial Corp. 1992 Director Stock Option Plan."

    No options have been granted to date under the Director Plan.

    TRANSACTIONS WITH DIRECTORS AND OFFICERS

    San Jose National Bank has had in the ordinary course of business, and expects to have in the future, banking transactions with directors, officers, shareholders and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders. The transactions involving loans have been and will be entered into with such persons in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and on terms not involving more than the normal risk of collectibility or presenting other unfavorable features.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Under the securities laws of the United States, the Corporation's directors, executive officers and any persons holding more than ten percent of the Corporation's common stock are required to report their initial ownership of the Corporation's stock and any subsequent changes in that ownership to the Securities and Exchange commission. Specific due dates for these reports have been established and the Corporation is required to disclose in this Proxy Statement any failure to file by these dates during 1994. All of these filing requirements were satisfied, except as set forth below.

    Robert A. Archer filed one late report covering the sale of 610 shares of common stock.

    Gary S. Vandeweghe filed one late report covering the acquisition of 693 shares and the disposition of 500 shares.

    Due to a miscommunication regarding the settlement date, Eugene E. Blakeslee filed one late report covering the purchase of 1,000 shares of stock.

INCREASING THE NUMBER OF SHARES FOR WHICH OPTIONS MAY BE GRANTED UNDER THE SJNB
                FINANCIAL CORP. 1992 EMPLOYEE STOCK OPTION PLAN

    In 1992, the Board of Directors of the Corporation adopted the SJNB Financial Corp. 1992 Employee Stock Option Plan (the "Employee Plan"). The Employee Plan was ratified and approved by the shareholders of the Corporation at the 1992 annual shareholders' meeting. Since that time, the Employee Plan has been used by the Corporation and San Jose National Bank (the "Bank") to provide incentive for employees to enhance the success of the Corporation and the Bank.

    The Employee Plan currently provides that options may be granted for up to 135,000 shares of stock. Options are outstanding under this Plan for 51,660 shares. On February 22, 1995, the Board of Directors of the Corporation approved an amendment to the Employee Plan to increase the number of shares covered by the Employee Plan from 135,000 to 235,000.

    At the meeting, the shareholders are being asked to ratify and approve an amendment of the Employee Plan to increase the number of shares for which options may be granted under the Employee Plan from 135,000 to 235,000.

    The following describes the provisions of the Employee Plan, both prior to the proposed amendment and after the amendment.

    GENERAL

    The purpose of the Employee Plan is to provide a means whereby employees of the Corporation, the Bank and any other corporation that may become a subsidiary of the Corporation may be given an opportunity to purchase shares of common stock of the Corporation. The Employee Plan is intended to advance the interests of the Corporation and the Bank by encouraging stock ownership on the part of key employees, by enabling the Corporation and the Bank to secure and retain the services of highly qualified persons as employees, and by providing such employees with an additional incentive to make every effort to enhance the success of the Corporation and the Bank.

    The Employee Plan provides for the grant of both non-qualified options and options which are intended to qualify as "incentive stock options" as defined in
Section 422 of the Internal Revenue Code (the "Code"). The Code provides that no income is recognized from the grant of an incentive stock option or, as long as certain requirements are met, from the exercise of an incentive stock option by the optionee. If the employment requirements are not met, ordinary income will be recognized at the time of exercise. On the sale of stock acquired through the exercise of an option, long-term or short-term capital gain will be recognized, depending upon how long the stock was held. The employer is not allowed a business expense deduction with respect to an incentive stock option unless income is recognized by the optionee.

    Generally, the grant of an option that does not qualify as an incentive stock option (a "non-qualified option") does not constitute ordinary income to the optionee, unless the option has a readily ascertainable fair market value. When a non-qualified option is exercised, the optionee recognizes income in an amount equal to the difference between the option price and the value of the stock at the time of exercise. The employer is allowed a business expense deduction equal to the amount included in the optionee's income in the employer's corresponding tax year.

    PRINCIPAL FEATURES OF THE EMPLOYEE PLAN

    All full-time and part-time employees of the Corporation and any subsidiary of the Corporation are eligible to be granted options pursuant to the Employee Plan. At March 7, 1995, 75 individuals were eligible to participate. Directors who are not employees of the Corporation and/or any subsidiary are not eligible to participate in the Employee Plan.

    The Plan provides that options may be granted to participants by the Corporation from time to time for 135,000 shares. The shareholders are being asked at this meeting to ratify an amendment to the Employee Plan to increase the number of shares for which options may be granted to 235,000. The number of shares for which options may be granted is subject to certain adjustment provisions described below. When options expire or terminate, the shares of common stock applicable to any unexercised portions of those options may again be made subject to options under the Employee Plan if at such time options may still be granted under the Employee Plan. Shares of common stock applicable to expired or terminated options under any other plans, such as the prior plan or the Director Plan, may not be made subject to options under the Employee Plan.

    Options may be granted under the Employee Plan from time to time, until the termination date of the Employee Plan on March 18, 2002.

    No employee may receive options to purchase, in the aggregate, more than 5% of the outstanding shares of common stock of the Corporation.

    The Employee Plan also provides that the aggregate fair market value of the shares for which an optionee may first exercise incentive stock options in any calendar year may not exceed $100,000. This limitation on the grant of incentive stock options does not apply to options granted under the Employee Plan which are designated as "non-incentive" or "non-qualified" options.

    The Employee Plan is administered by the Compensation Committee of the Board of Directors of the Corporation. All members of the committee must be "disinterested" in the Employee Plan, as defined in the applicable rules of the Securities and Exchange Commission. In general, a director is disinterested if he or she is not eligible to participate in the Employee Plan. The committee has the authority to determine the persons who will participate and the extent of their participation, the time or times at which any option will be granted or exercisable and to interpret the Employee Plan and prescribe, amend and rescind rules and regulations relating to the Employee Plan. In determining the participants to whom options are granted, the committee takes into account the duties of the respective participants, their present and potential contributions to the success of the Corporation and its subsidiaries, and such other factors as the committee deems relevant in connection with accomplishing the purposes of the Employee Plan.

    To the extent that options are granted as incentive stock options, the Employee Plan is administered so as to qualify such options as incentive stock options.

    EXERCISE PRICE AND TERM OF OPTIONS

    The option price to be paid upon exercise of an option may not be less than the fair market value of the Corporation's common stock as determined on the date the option is granted. The fair market value of the common stock may be established by the committee by use of any reasonable valuation method, taking into consideration prices at which shares have recently traded, the number of shares traded and other relevant factors. The market value of the common stock on December 31, 1994 was $7.50 per share.

    No "incentive stock option," as defined in Section 422 of the Code, may be granted to any participant who, on the date such option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Corporation, or its parent or subsidiary corporations, if any, unless the exercise price of such option is equal to at least 110% of the fair market value of the shares of the Corporation's common stock on the date such option is granted.

    Each option granted under the Employee Plan will expire not more than ten years from the date the option is granted. Each option may be exercised on such terms and conditions as the committee determines, but an option may be exercised only in equal installments as follows: to the extent of 40% of the number of shares originally covered thereby, at any time after the commencement of the second year of the term of the option, and to the extent of an additional 20% of such number of shares, at any time after the commencement of each of the third, fourth, and fifth years of the term of the option; and such installments will be cumulative. In no event, however, will the Corporation be required to issue fractional shares.

    No option is assignable or transferable otherwise than by will or the laws of descent and distribution. During the lifetime of an optionee, an option is exercisable only by the optionee.

    Shares purchased pursuant to the exercise of options must, at the time of exercise, be paid for in full, in cash or common stock that has been owned by the optionee at least six (6) months prior to the notice. If shares of common stock are tendered as payment, the shares will be valued at their fair market value, as determined by the Corporation, on the date of the notice given to the Corporation by the optionee with respect to such exercise.

    TERMINATION OF EMPLOYMENT

    Except as stated below with respect to termination of employment "for cause," in the event that an optionee's employment is terminated his or her option terminates immediately. The optionee will have the right, however, to exercise the option within three months from the date of such termination to the extent he or she was entitled to exercise the same immediately prior to termination, with certain exceptions in the case of disability or death.

    If an employee-optionee's employment is terminated for cause, including such causes as willful breach of duty by the employee or habitual neglect of duty, his or her right to exercise any option immediately and automatically terminates, unless the committee decides, in its sole and absolute discretion, to reinstate the option as described below.

    If the committee determines that an optionee's option is to be reinstated as provided above, written notice of such determination will be sent to the optionee, at his or her last known address. Upon receipt of such written notice, the optionee will have the right to exercise the option, to the extent that he or she was entitled to exercise the same immediately prior to termination, at any time during the period from receipt of such written notice to a day three months from the day of termination.

    ADDITIONAL TERMS

    In the event that the outstanding shares of common stock of the Corporation are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, dividend payable in common stock, acquisition, or the like, appropriate adjustment will be made by the committee in the number and kind of shares for the purchase of which options may be granted under the Employee Plan. In addition, the committee will make appropriate adjustment in the number and kind of shares as to which outstanding options shall be exercisable, so that any participant's proportionate interest in the Corporation by reason of rights under any unexercised portions of such options will be maintained. Such adjustment in outstanding options will be made without change in the total price applicable to the unexercised portion of the options and with a corresponding adjustment in the option price per share.

    In the event of a dissolution or liquidation of the Corporation, a merger, consolidation, acquisition, or other reorganization involving the Corporation or a principal subsidiary, in which the Corporation or such principal subsidiary is not the surviving or resulting corporation, or a sale by the Corporation of all or substantially all of its assets, the committee will cause the termination of all options outstanding under the Employee Plan as of the effective date of such transaction, provided, however, that not less than thirty (30) days written notice of the expected effective date of such transaction will be given to each optionee, and each optionee will have the right, on the effective date of such termination, to exercise his or her option as to all or any part of the shares covered thereby, including shares as to which such option would not otherwise be exercisable. In any event, the surviving or resulting corporation may, in its absolute and uncontrolled discretion, tender options to purchase its shares on its terms and conditions.

    In the event of a change in control of the Corporation, which is defined for this purpose as the acquisition by a person, entity or group of 25% or more of the Corporation's outstanding stock, each optionee will have the right, commencing fifteen days before the expected effective date of such acquisition, to exercise any outstanding option as to all or any part of the shares covered thereby, including shares as to which such option has not yet become exercisable, but subject to all other terms and conditions of such option. The Corporation must cause not less than 15 days written notice of the expected effective date of such transaction to be given to each optionee. If no effective date is established prior to the acquisition of control, options will be exercisable as to all shares covered thereby, including shares as to which such option had not yet become exercisable, commencing on the actual effective date of such acquisition.

    The proceeds from the sale of common stock pursuant to the exercise of options will be used for the Corporation's general corporate purposes.

    TERMINATION OF THE EMPLOYEE PLAN AND AMENDMENTS

    The Employee Plan will terminate on March 18, 2002. The Employee Plan may be terminated at any time, or from time to time may be modified or amended, by the shareholders of the Corporation, upon the written consent or affirmative vote of the holders of at least a majority of the outstanding shares.

    In addition, the Board of Directors may terminate the Employee Plan at any time and from time to time modify or amend the Employee Plan in such respects as it deems advisable, to conform to any requirements of the laws and regulations relating to the Corporation, or in any other respect. However, no such action of the Board of Directors may, without the approval of the shareholders, alter the provisions of the Employee Plan so as to (a) increase, other than pursuant to the adjustment provisions of the Employee Plan, the maximum number of shares as to which options may be granted under the Employee Plan; (b) add a new class of participants; (c) decrease the minimum exercise price; (d) extend the term of the Employee Plan or the maximum term of options granted under the Employee Plan; or (e) withdraw the administration of the Employee Plan from the committee.

    OPTIONS GRANTED PURSUANT TO THE EMPLOYEE PLAN

    To date, options to purchase a total of 55,910 shares of the Corporation's common stock have been granted pursuant to the Employee Plan. The following table shows the options granted to date under the Employee Plan to each person named in the Executive Compensation Table; all executive officers as a group; each other employee who has received 5% or more of the options granted under the Employee Plan and all non-executive officers and employees as a group.

                             EMPLOYEE PLAN BENEFITS

                                                                                      NO. OF
                                NAME AND POSITION                                   SHARES (1)
- - - ----------------------------------------------------------------------------------  ----------
Frederic H. Charpiot, Senior Vice President                                             4,560
Margo A. Culcasi, Senior Vice President                                                 5,000
Executive Officers as a Group                                                           9,560
Laura A. Graves, Vice President                                                         4,500
Richard E. Hagarty, Vice President                                                      5,000
Emily V. Ruvalcaba, Vice President                                                      5,000
Steve L. Snarr, Vice President                                                          5,000
Non-Executive Officers and Employees as a Group                                        46,350

- - - ------------------------
(1) All options have been granted with exercise prices equal to the fair market value of the Corporation's common stock as of the time of the grant.

    The options that may be granted under the Employee Plan in the future have not yet been determined.

    REQUIRED APPROVAL

    The favorable vote of a majority of the Corporation's outstanding shares is required for approval of the proposed amendment of the Employee Plan to increase the number of shares for which options may be granted under the Employee Plan from 135,000 to 235,000. The IRS requires this approval for qualified stock option plans of this type. The Board of Directors recommends that the shareholders vote FOR the amendment of the Employee Plan and, if the enclosed proxy is executed and returned, it will be voted in favor of the amendment, unless otherwise indicated.

INCREASING THE NUMBER OF SHARES FOR WHICH OPTIONS MAY BE GRANTED UNDER THE SJNB
                FINANCIAL CORP. 1992 DIRECTOR STOCK OPTION PLAN

    In 1992, the Board of Directors of the Corporation adopted the SJNB Financial Corp. 1992 Director Stock Option Plan (the "Director Plan"). The Director Plan was ratified and approved by the shareholders of the Corporation at the 1992 annual shareholders' meeting. The Director Plan provides specific incentive to the Board of Directors of the Corporation and the Bank to increase the return on equity of the Corporation, as described below.

    The Director Plan currently provides that options may be granted for up to 55,000 shares of stock. No options have been granted under the Director Plan. On February 22, 1995, the Board of Directors of the Corporation approved an amendment to the Director Plan to increase the number of shares covered by the Director Plan from 55,000 to 255,000.

    At the meeting, the shareholders are being asked to ratify and approve an amendment of the Director Plan to increase the number of shares for which options may be granted under the Director Plan from 55,000 to 255,000.

    The following describes the provisions of the Director Plan, both prior to the proposed amendment and after the amendment.

    GENERAL

    The purpose of the Director Plan is to provide a means whereby directors of the Corporation, the Bank or other corporations which are or may hereafter become subsidiaries of the Corporation may be given an opportunity to purchase shares of common stock of the Corporation. The Director Plan is intended to advance the interests of the Corporation and the Bank by encouraging stock ownership on the part of directors, by enabling the Corporation and the Bank to recruit and retain the services of highly qualified persons as directors, by providing such directors with an additional incentive to make every effort to enhance the success of the Corporation and the Bank, and by providing a means whereby directors may be compensated for significant contributions to the success of the Corporation and the Bank.

    Options granted under the Director Plan are not intended to qualify as "incentive stock options" as defined in Section 422 of the Code. Generally, the grant of a non-qualified option does not constitute ordinary income to the optionee, unless the option has a readily ascertainable fair market value. When a non-qualified option is exercised, the optionee recognizes income in an amount equal to the difference between the option price and the value of the stock at the time of exercise. The Corporation is allowed a business expense deduction equal to the amount included in the optionee's income in the Corporation's corresponding tax year.

    PRINCIPAL FEATURES OF THE DIRECTOR PLAN

    All directors of the Corporation or any subsidiary of the Corporation, including those who are also employees of the Corporation or any subsidiary, are eligible to be granted options under the Director Plan. At March 7, 1995, 15 individuals were eligible to participate.

    Options may be granted under the Director Plan, under the conditions specified below, for up to 55,000 shares. The shareholders are being asked at this meeting to ratify an amendment to the Director Plan to increase the number of shares for which options may be granted to 255,000. The number of shares for which options may be granted is subject to certain adjustment provisions described below. When options expire or terminate, the shares of common stock applicable to any unexercised portions of those options may again be made subject to options under the Director Plan if at such time options may still be granted under the Director Plan. Shares of common stock applicable to expired or terminated options under any other plans, such as the prior plan or the Employee Plan, may not be made subject to options under the Director Plan.

    The Director Plan provides that options will be granted to participants pursuant to the formula set forth below, so long as shares are available under the Director Plan but not later than March 18, 2002. If for a fiscal year the Corporation's net income before extraordinary items equals or exceeds 13% of its average shareholders' equity for such year, as calculated from financial statements audited by the Corporation's independent certified public accountants, each person who serves as a director of the Corporation and/or a subsidiary on the date of the meeting of the Board of Directors of the
Corporation held in the following February will receive an option for 2,000 shares of common stock on the date of such meeting. If for such prior fiscal year the Corporation's earnings were less than 13% of average equity, no options will be granted under the Director Plan.

    The Director Plan is administered by a committee of the Board of Directors of the Corporation. The committee has the authority to interpret the Director Plan and prescribe, amend and rescind rules and regulations relating to the Director Plan.

    EXERCISE PRICE AND TERM OF OPTIONS

    The option price to be paid upon exercise of an option will be equal to the fair market value of the Corporation's common stock as determined on the date the option is granted. The fair market value of the common stock may be established by the committee by use of any reasonable valuation method, taking into consideration prices at which shares have recently traded, the number of shares traded and other relevant factors. The market price of the common stock of December 31, 1994 was $7.50 per share.

    Each option granted under the Director Plan will expire ten years from the date the option is granted, unless terminated earlier by its terms. Each option may be exercised only in equal installments as follows: to the extent of 40% of the number of shares originally covered thereby, at any time after the commencement of the second year of the term of the option, and to the extent of an additional 20% of such number of shares, at any time after the commencement of each of the third, fourth, and fifth years of the term of the option; and such installments will be cumulative. In no event, however, will the Corporation be required to issue fractional shares.

    No option is assignable or transferable otherwise than by will or the laws of descent and distribution. During the lifetime of an optionee, an option is exercisable only by the optionee.

    Shares purchased pursuant to the exercise of options must, at the time of exercise, be paid for in full, in cash or common stock that has been owned by the optionee at least six (6) months prior to the notice. If shares of common stock are tendered as payment, the shares will be valued at their fair market value, as determined by the Corporation, on the date of the notice given to the Corporation by the optionee with respect to such exercise.

    TERMINATION OF SERVICE AS A DIRECTOR AND EMPLOYMENT

    Except as stated below with respect to termination of service as a director or employment for certain reasons, in the event that an optionee is no longer a director of the Corporation or one of its subsidiaries (and, in the case of an optionee who was also an employee, no longer an employee of the Corporation or a subsidiary), his or her option will terminate immediately. The optionee will have the right, however, to exercise the option, at any time within three months from the day he or she ceases to be a director or employee to the extent that he or she was entitled to exercise the same immediately prior to such day, with certain exceptions in the case of disability or death.

    If a director's service as a director is terminated pursuant to Section 302 of the California General Corporation Law (with respect to removal for cause), pursuant to Section 304 of the California General Corporation Law (with respect to removal by shareholders' suit in case of fraudulent or dishonest acts or gross abuse of authority or discretion with reference to the corporation), or if the Office of the Comptroller of the Currency or other supervisory authority exercises its cease and desist powers to remove a director from office, and such optionee's employment, if any, with the Corporation or any of the subsidiaries has also been or is also terminated, the right to exercise any option granted under the Director Plan immediately and automatically terminates, unless the committee decides, in its sole and absolute discretion, to reinstate the option as described below.

    In addition to the above automatic termination of an option in certain cases, if the employment of an optionee who is an employee is terminated for cause, including such causes as willful breach of duty by the employee during the course of his or her employment or habitual neglect of duty, and such optionee is also no longer a director of the Corporation or any of the subsidiaries, the right to exercise any option granted under the Director Plan immediately and automatically terminates, unless the committee decides, in its sole and absolute discretion, to reinstate the option as described below.

    If the committee determines that the optionee's option is to be reinstated, written notice of such determination will be sent to the optionee, at his or her last known address. Upon receipt of such written notice, the optionee has the right to exercise his or her option, to the extent that he or she was entitled to exercise the same immediately prior to termination, at any time during the period from receipt of said written notice to a day three months from the day of termination.

    TERMINATION OF THE DIRECTOR PLAN AND AMENDMENTS

    The Director Plan will terminate on March 18, 2002. The Director Plan may be terminated at any time, or from time to time may be modified or amended, by the shareholders of the Corporation, upon the written consent or affirmative vote of the holders of at least a majority of the outstanding shares.

    In addition, the Board of Directors may terminate the Director Plan at any time and from time to time modify or amend the Director Plan in such respects as it deems advisable, to conform to any requirements of the laws and regulations relating to the Corporation, or in any other respect. However, no such action of the Board of Directors may, without the approval of the shareholders, alter the provisions of the Director Plan so as to (a) increase, other than pursuant to the adjustment provisions of the Director Plan, the maximum number of shares as to which options may be granted under the Director Plan; (b) add a new class of participants; (c) decrease the minimum exercise price; (d) extend the term of the Director Plan or the maximum term of options granted under the Director Plan; or (e) withdraw the administration of the Director Plan from the committee. Also, the Board may not amend the Director Plan provisions that specify the amount, timing and terms of the grant of options under the Plan more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder.

    ADDITIONAL TERMS

    The additional terms of the Director Plan are the same as the terms described under "INCREASING THE NUMBER OF SHARES FOR WHICH OPTIONS MAY BE GRANTED UNDER THE SJNB FINANCIAL CORP. 1992 EMPLOYEE STOCK OPTION PLAN -- Additional Terms."

    OPTIONS GRANTED PURSUANT TO THE DIRECTOR PLAN

    Options have not been granted under the Director Plan, and may not be granted except under the formula described above. Directors have in the past received options under the Corporation's prior 1982 stock option plan, but that plan has now expired and options may no longer be granted under that plan.

    REQUIRED APPROVAL

    The favorable vote of a majority of the shares represented at the meeting is required for approval of the proposed amendment to the Director Plan to increase the number of shares for which options may be granted under the Director Plan from 55,000 to 255,000. The Board of Directors recommends that the shareholders vote FOR the amendment of the Director Plan and, if the enclosed proxy is executed and returned, it will be voted in favor of the amendment, unless otherwise indicated.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has selected KPMG Peat Marwick to serve as independent public accountants for the Corporation and its subsidiary for the year ending December 31, 1995, subject to the approval of the shareholders. KPMG Peat Marwick has informed the Corporation that it has had no connection during the past three years with the Corporation or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director or employee.

    In recognition of the important role of the independent public accountants, the Board of Directors has determined that its selection of the independent public accountants should be submitted to the shareholders for review and ratification.

    In the event the appointment is not ratified by the shareholders, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent public accountants for 1995. Because of the difficulty and expense of making any substitution of accounting firms after the beginning of the current year, it is the intention of the Board of Directors that the appointment of KPMG Peat Marwick for the year 1995 will stand unless for other reasons the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent public accounting firm to replace an accounting firm ratified by the shareholders in the event the Board of Directors determines that the interests of the Corporation require such a change.

    It is anticipated that one or more representatives of KPMG Peat Marwick will be present at the annual meeting and will have an opportunity to make a statement and to respond to appropriate questions.

    The favorable vote of a majority of the shares represented at the meeting is required for ratification of KPMG Peat Marwick as the Corporation's independent public accountants. The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of KPMG Peat Marwick to serve as independent public accountants and, if the enclosed proxy is executed and returned, it will be voted in favor of the ratification unless otherwise indicated.

                                 OTHER BUSINESS

    If any other matters come before the meeting, not referred to in this Proxy Statement, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting and, as of the date of preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

                      SJNB Financial Corp. and Subsidiary

                                [Paste-up Logo]

                             San Jose National Bank
       One North Market Street, San Jose, California 95113 - 408/947-7562
                      Member FDIC and Federal Reserve Bank

                                       M

                              SJNB FINANCIAL CORP.
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 24, 1995

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of common stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of SJNB Financial Corp., a California corporation (the "Company"), dated April 15, 1995, and revoking any proxy heretofore given, hereby constitutes and appoints Dominic A. Fanelli, Sr., Diane
P. Rubio and F. Jack Gorry, or any of them, with full power of substitution, as attorney and proxy to appear and vote all of the shares of common stock of the Company standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of the Shareholders of the Company to be held at San Jose, California, on May 24, 1995 at 10:00 a.m. local time or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and more fully described in the Proxy Statement.


ADDRESS CHANGE/COMMENTS

                                 IMPORTANT: PLEASE DATE AND SIGN ON REVERSE SIDE

                                                              /SEE REVERSE SIDE/

                                           /X/PLEASE MARK YOUR CHOICES LIKE THIS

                                   -----------
                                     COMMON


1. Election of Directors. To vote for the election of the following persons as directors of the Company, to serve until the next annual meeting:

     Ray S. Akamine           Robert A. Archer         Albert V. Bruno
     William H. Curtis        Rod Diridon              Dominic A. Fanelli, Sr.
     Jack G. Fischer          F. Jack Gorry            James R. Kenny
     Arthur K. Lund           Louis Oneal              Diane P. Rubino
     Douglas L. Shen          Gary S. Vandeweghe       John W. Weinhardt

(Instructions: To withhold a vote for one or more nominees, strike a line through that nominee's name. To vote for all nominees except one whose name is struck, check "FOR." To vote against all nominees named above, check "AGAINST.")

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


2. Amendment to Employee Stock Option Plan. Approval of the amendment increasing the number of shares available for options in the SJNB Financial Corp. 1992 Employee Stock Option Plan.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


3. Amendment to Director Stock Option Plan. Approval of the amendment increasing the number of shares available for options in the SJNB Financial Corp. 1992 Director Stock Option Plan.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


4. Ratification of Accountants. To ratify the selection of KPMG Peat Marwick as independent certified public accountants for the Company for 1995.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


5. Other Business. The proxies are authorized to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.


     THE PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE AND FOR PROPOSALS 2, 3 AND 4. THE PROXY, WHEN PROPERLY EXECUTED AND RETURNED TO SJNB FINANCIAL CORP., WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE AND FOR PROPOSALS 2, 3 AND 4. IF OTHER BUSINESS IS PRESENTED, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES.


- - - ------------------------------------------------------------
(Signature)


- - - ------------------------------------------------------------
(Signature)


Date: ____________________, 1995

I/We do ____ or do not ____ expect to attend this meeting.

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, officer, partner, or guardian, please give full title. If more than one trustee, all should sign. Whether or not you plan to attend this meeting, please sign and return this proxy promptly in the enclosed postage-paid envelope.

To assure a quorum, you are urged to date and sign the Proxy and mail it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.


PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.